UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 8, 2026

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange
6.75% Series B mandatory convertible preferred stock, par value $0.01 per share	ARES.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 8, 2026, Ares Management Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 13, 2026 (the “Record Date”). As of the Record Date, there were 222,023,639 shares of our Class A common stock outstanding representing 222,023,639 votes, 1,000 shares of our Class B common stock outstanding representing 783,766,262 votes and 104,328,294 shares of our Class C common stock outstanding representing 104,328,294 votes, for a total of 1,110,118,195 votes. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 21, 2026, and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as directors of the Company to serve for one-year terms expiring at the 2027 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael J Arougheti	1,000,758,842	65,117,130	43,092	17,320,160
Ashish Bhutani	1,032,714,398	33,154,440	50,226	17,320,160
Antoinette Bush	1,005,012,985	60,857,401	48,678	17,320,160
R. Kipp deVeer	1,034,748,780	31,116,690	53,594	17,320,160
Paul G. Joubert	1,024,474,222	41,389,031	55,811	17,320,160
David B. Kaplan	1,035,088,743	30,773,379	56,942	17,320,160
Michael Lynton	1,015,072,964	50,791,326	54,774	17,320,160
Eileen Naughton	1,033,265,157	32,605,932	47,975	17,320,160
Dr. Judy D. Olian	984,401,141	81,469,734	48,189	17,320,160
Antony P. Ressler	985,288,621	80,424,160	206,283	17,320,160
Bennett Rosenthal	1,036,059,694	29,803,469	55,901	17,320,160

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
1,080,996,963	2,120,042	122,219

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: June 11, 2026

	By:	/s/ Jarrod Phillips
	Name:	Jarrod Phillips
	Title:	Chief Financial Officer
(Principal Financial & Accounting Officer)

3